UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [ ]	Filed by a Party other than the Registrant [x]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Tejon Ranch Co.

(Name of Registrant as Specified in Its Charter)

Special Opportunities Fund, Inc.

c/o Bulldog Investors, LLP

Attn: Phillip Goldstein

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Cell: 914 260-8248

Fax: 201 556-0097

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

PRELIMINARY PROXY STATEMENT OF SPECIAL OPPORTUNITIES FUND IN
OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF TEJON
RANCH CO. FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

Special Opportunities Fund, Inc. (the “Fund”) is sending this proxy statement and the enclosed GREEN proxy card on or about April [--], 2025, to shareholders of Tejon Ranch Co. (“Tejon”) of record as of March 17, 2025. We are soliciting a proxy to vote your shares at the 2025 Annual Meeting of Shareholders (the “Meeting”), which is scheduled to be held at [location] at [time] on [date].

Please refer to the proxy soliciting material of Tejon’s Board of Directors for additional information concerning the Meeting and the matters to be considered by shareholders.

INTRODUCTION AND REASONS FOR THE SOLICITATION

At the Meeting, shareholders will have an opportunity to vote (1) to elect ten directors for a one-year term and (2) on three additional proposals set forth below. We are soliciting a proxy to vote your shares FOR the election of the three nominees named below as directors and, except the proposal relating to executive compensation on which we intend to vote our own shares to abstain, FOR each of the other proposals. We are also seeking discretionary authority to allocate your votes for directors as discussed below.

HOW PROXIES WILL BE VOTED

If you complete and return a GREEN proxy card to us, and unless you direct otherwise, your shares will be voted FOR the election of the nominees named below (including granting us discretionary authority as to how to allocate your votes among them) and, except for abstaining on the executive compensation proposal, FOR each of the other proposals set forth below. In addition, you will be granting us discretionary authority to vote on any other matters that may come before the Meeting.

The election of directors is by cumulative voting. Cumulative voting means that each shareholder is entitled to a number of votes equal to the number of directors to be elected (which is ten) multiplied by the number of shares held. These votes may be cast for one nominee or allocated among two or more nominees. You will have an option to give us discretionary authority to vote for our preferred nominees and/or to allocate your votes among them to insure that at least one of them is elected. If you do not elect to give us discretionary authority, and you vote for a single nominee, all of your votes will be cast for that nominee. If you vote “FOR” two or more nominees and you (1) do not elect to give us discretionary authority, and (2) do not specifically instruct otherwise, we will allocate your votes equally among those nominees. If you do not elect to give us discretionary authority to allocate your votes among two or more nominees, and do not want to allocate your votes equally among those nominees, you must specify as to how to allocate your votes. If you are a record holder of shares, you will also be able to allocate your votes by attending the Meeting and voting in person. If you hold your shares in street name and wish to allocate your votes unequally among specific nominees, you may do so by requesting a legal proxy from your custodian and attending the Annual Meeting or assigning it to us with instructions as to how to allocate your votes among such nominees. A vote to “Withhold” will have no effect on the election of directors.

VOTING REQUIREMENTS

A quorum will exist if the holders of record of more than 50% of Tejon’s outstanding shares as of March 17, 2025 are present or represented at the Meeting.

The ten nominees receiving the most votes will be elected as directors. Shareholders will be able to cumulate their votes in the election of directors. Cumulative voting means that each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares held. These votes may be cast for one nominee or allocated among two or more nominees. Since this is a contested election, we do not expect any broker non-votes.

The approval of each of the other proposals requires the affirmative vote of the holders of a majority of the shares represented at the meeting. Abstentions will have the effect of a vote against each of the other proposals.

REVOCATION OF PROXIES

You may revoke your proxy prior to its exercise by: (i) delivering a written revocation (a) to us or (b) to the Secretary of Tejon, or (ii) voting at the Meeting. Attendance at the Meeting will not by itself revoke a proxy. There is no limit on how many times you may revoke your proxy and only your most recent proxy will be counted.

PROPOSAL 1: ELECTION OF THREE DIRECTORS

Andrew Dakos, a director of the Fund, and a principal of Bulldog Investors, LLP (“Bulldog”), the Fund’s investment advisor, intends to nominate the following persons for election as independent directors of Tejon. Each nominee has consented to be nominated and, if elected, to serve as a director. As of March 17, 2025, Mr. Dakos owned 30,000 shares of Tejon and a partnership in which he has a 50% interest owned 25,000 shares. As March 17, 2025, Mr. Goldstein, a nominee, owned 26,500 shares of Tejon and Mr. Morris, a nominee, owned no shares of Tejon. No nominee has any direct or indirect connection with Tejon and there are no arrangements or understandings between any nominee and the Fund (or its affiliates) in connection with his nomination. The nominees are:

1.	Andrew Dakos, 59; Since 2009, Mr. Dakos has been a managing Partner of Bulldog Investors, LLP, an SEC registered investment advisor that manages three NYSE listed SEC registered investment companies and separately managed accounts. Since 2019, he has also been a Managing Partner of Ryan Heritage, LLP, an SEC registered investment advisor that manages an exchange traded fund (ETF) and separately managed accounts. He is a Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds. Over the past five years, he has served as Director of Special Opportunities Fund, Inc., Chairman and President of Total Return Securities Fund (f/k/a The Swiss Helvetia Fund, Inc.), Director of Brookfield DTLA Fund Office Trust Investor, Inc., Director of BNY Mellon Municipal Income Inc. and Trustee of High Income Securities Fund.

2.	Phillip Goldstein, 80; Since 2009, Mr. Goldstein has been a managing Partner of Bulldog Investors, LLP, an SEC registered investment advisor that manages three NYSE listed SEC registered investment companies and separately managed accounts. Since 2019, he has also been a Managing Partner of Ryan Heritage, LLP , a registered investment advisor that manages an exchange traded fund (ETF) and separately managed accounts. He is a Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds. Over the past five years, he has served as Chairman of Special Opportunities Fund, Inc. Director of Total Return Securities Fund (f/k/a The Swiss Helvetia Fund, Inc.), Director of Brookfield DTLA Fund Office Trust Investor, Inc., Director of BNY Mellon Municipal Income Inc., Chairman and Secretary of High Income Securities Fund, and Charman of The Mexico Equity and Income Fund.

3.	Aaron T. Morris, 38; Mr. Morris has served as a co-founder and partner of Morris Kandinov LLP since January 2019, which represents retail and institutional investors in litigation. From October 2012 to January 2019, Mr. Morris was employed as an attorney at the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Morris received his Juris Doctorate from Boston College Law School in May 2012 and his bachelor’s degree in economics from Indiana University Indianapolis in May 2009. Mr. Morris is currently the vice president of the Vermont Chapter of the Federal Bar Association.

Unless instructions to the contrary are given, and unless you grant us complete discretion, your proxy will be voted FOR the above nominees for election as directors and allocated at our discretion as discussed above.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS TEJON’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

Unless instructions to the contrary are given, your proxy will be voted FOR this proposal.

PROPOSAL 3: TO APPROVE THE COMPENSATION OF TEJON’S EXECUTIVE OFFICERS

Unless instructions to the contrary are given, your proxy will vote to ABSTAIN on this advisory proposal.

PROPOSAL 4: A SHAREHOLDER PROPOSAL TO REQUEST THAT THE BOARD OF DIRECTORS TAKE THE NECESSARY STEPS IN ITS POWER TO AMEND TEJON’S GOVERNING DOCUMENTS TO GIVE THE OWNERS OF A COMBINED 10% OF THE OUTSTANDING SHARES THE POWER TO CALL A SPECIAL STOCKHOLDER MEETING

Unless instructions to the contrary are given, your proxy will voted FOR this non-binding proposal.

THE SOLICITATION

We intend to solicit proxies by mail, and may utilize other means, e.g., telephone or the internet. Our proxy materials are available at: www.bulldoginvestorsproxymaterials.com. Persons affiliated with or employed by us may assist us in the solicitation of proxies. Banks, brokerage houses and other securities intermediaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from Tejon. Shareholders will not be asked to vote on the reimbursement of these expenses, which we estimate will be $[--------].

PARTICIPANTS

As of March 17, 2025, the Fund beneficially owned [-------] shares of Tejon which were purchased since [--------]. The address the Fund is 615 East Michigan Street Milwaukee, WI 53202. The address of Bulldog is 250 Pehle Avenue, 7th Floor, Saddle Brook, NJ 07663. The “participants” (as defined by the SEC) in this solicitation, none of whom has any arrangement or understanding with any person with respect to any securities of Tejon or with respect to future employment by Tejon or any of its affiliates or to any future transactions to which Tejon or any of its affiliates may be a party, include the Fund, Bulldog, and the above nominees (and their affiliated persons).

April [--], 2025

PROXY CARD

THIS PROXY IS SOLICITED BY SPECIAL OPPORTUNITIES FUND (THE “FUND”) IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF TEJON RANCH CO. (“TEJON”) FOR TEJON’S 2025 ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”).

The undersigned hereby appoints John Grau, Phillip Goldstein, and Andrew Dakos and each of them, as the undersigned’s proxies, with full power of substitution, to attend the Meeting and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares and cumulative votes that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS: Mark votes by placing an “x” in the appropriate [  ].)

1.	ELECTION OF TEN DIRECTORS

TO GIVE THE PROXYHOLDERS DISCRETION AS TO HOW TO ALLOCATE THE UNDERSIGNED’S VOTES AMONG ALL NOMINEES

YES [ ]	NO [ ]

IMPORTANT: IF YOU GIVE US DISCRETION, YOU SHOULD NOT CHECK ANY BOXES BELOW FOR NOMINEES FOR THE ELECTION OF DIRECTORS. IF YOU DO NOT GIVE US DISCRETION, YOUR VOTES WILL BE ALLOCATED EVENLY AMONG THE NOMINEES YOU SELECT BELOW. IF YOU WISH TO ALLOCATE YOUR VOTES IN A DIFFERENT MATTER, YOU MUST PROVIDE YOUR INSTRUCTIONS ALONG WITH THIS SIGNED AND DATED PROXY CARD BY EMAIL [--------], FAX [----------], OR MAIL [---------------------].

***

OUR PREFERRED NOMINEES

[ ] FOR ANDREW DAKOS	[ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN	[ ] WITHHOLD AUTHORITY

[ ] FOR AARON T. MORRIS	[ ] WITHHOLD AUTHORITY

THE BOARD’S NOMINEES

[ ] FOR STEVEN A. BETTS	[ ] WITHHOLD AUTHORITY

[ ] FOR GREGORY S. BIELLI	[ ] WITHHOLD AUTHORITY

[ ] FOR DENISE GAMMON	[ ] WITHHOLD AUTHORITY

[ ] FOR ANTHONY L. LEGGIO	[ ] WITHHOLD AUTHORITY

[ ] NORMAN J. METCALFE	[ ] WITHHOLD AUTHORITY

[ ] FOR JEFFREY J. MCCALL	[ ] WITHHOLD AUTHORITY

[ ] FOR ERIC H. SPERON	[ ] WITHHOLD AUTHORITY

[ ] DANIEL R. TISCH	[ ] WITHHOLD AUTHORITY

[ ] FOR MICHAEL H. WINER	[ ] WITHHOLD AUTHORITY

[ ] FOR KENNETH G. YEE	[ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Deloitte & Touche LLP as Tejon’s independent registered public accounting firm for 2025.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. To approve the compensation of Tejon’s executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4. To request that the board of directors take the necessary steps in its power to amend Tejon’s governing documents to give the owners of a combined 10% of the outstanding shares the power to call a special stockholder meeting

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted and your votes will be allocated in our discretion FOR the election of our preferred nominees as directors, FOR Proposals 2 and 4 and will ABSTAIN on Proposal 3. The undersigned hereby acknowledges receipt of the proxy statement dated April [--] 2025 of Special Opportunities Fund and revokes any proxy previously executed.

Signature(s) __________________________________ Dated: _______________

Number of shares held: __________________

PROXY INSTRUCTION FORM

BENEFICIAL SHAREHOLDERS OF TEJON RANCH CO. (“TEJON”) MAY USE THIS PROXY INSTRUCTION FORM TO PROVIDE THEIR VOTING INSTRUCTIONS TO THEIR CUSTODIANS TO BE TRANSMITTED TO SPECIAL OPPORTUNITIES FUND (THE “FUND”) FOR ITS PROXY CONTEST IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF TEJON FOR TEJON’S 2025 ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”).

The Fund’s proxyholders are John Grau, Phillip Goldstein, and Andrew Dakos and each of them, with full power of substitution, for the purpose of attending the Meeting and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares and cumulative votes that the undersigned beneficial shareholder would be entitled to vote if it obtained a legal proxy and attended the Meeting in person, as specified below.

(INSTRUCTIONS: Mark votes by placing an “x” in the appropriate [  ].)

1. ELECTION OF TEN DIRECTORS

TO GIVE THE PROXYHOLDERS DISCRETION AS TO HOW TO ALLOCATE THE UNDERSIGNED’S VOTES AMONG ALL NOMINEES

YES [ ]	NO [ ]

IMPORTANT: IF YOU GIVE US DISCRETION, YOU SHOULD NOT CHECK ANY BOXES BELOW FOR NOMINEES FOR THE ELECTION OF DIRECTORS. IF YOU DO NOT GIVE US DISCRETION, YOUR VOTES WILL BE ALLOCATED EVENLY AMONG THE NOMINEES YOU SELECT BELOW. IF YOU WISH TO ALLOCATE YOUR VOTES IN A DIFFERENT MATTER, YOU MUST OBTAIN A LEGAL PROXY FROM YOUR CUSTODIAN BANK OR BROKER AND ASSIGN IT TO US ALONG WITH YOUR INSTRUCTIONS BY EMAIL [--------], FAX [----------], OR MAIL [-------------------].

***

OUR PREFERRED NOMINEES

[ ] FOR ANDREW DAKOS	[ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN	[ ] WITHHOLD AUTHORITY

[ ] FOR AARON T. MORRIS	[ ] WITHHOLD AUTHORITY

THE BOARD’S NOMINEES

[ ] FOR STEVEN A. BETTS	[ ] WITHHOLD AUTHORITY

[ ] FOR GREGORY S. BIELLI	[ ] WITHHOLD AUTHORITY

[ ] FOR DENISE GAMMON	[ ] WITHHOLD AUTHORITY

[ ] FOR ANTHONY L. LEGGIO	[ ] WITHHOLD AUTHORITY

[ ] NORMAN J. METCALFE	[ ] WITHHOLD AUTHORITY

[ ] FOR JEFFREY J. MCCALL	[ ] WITHHOLD AUTHORITY

[ ] FOR ERIC H. SPERON	[ ] WITHHOLD AUTHORITY

[ ] DANIEL R. TISCH	[ ] WITHHOLD AUTHORITY

[ ] FOR MICHAEL H. WINER	[ ] WITHHOLD AUTHORITY

[ ] FOR KENNETH G. YEE	[ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Deloitte & Touche LLP as Tejon’s independent registered public accounting firm for 2025.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. To approve the compensation of Tejon’s executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4. To request that the board of directors take the necessary steps in its power to amend Tejon’s governing documents to give the owners of a combined 10% of the outstanding shares the power to call a special stockholder meeting

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, your shares will be voted and your votes will be allocated in our discretion FOR the election of our preferred nominees as directors, FOR Proposals 2 and 4 and will ABSTAIN on Proposal 3. The undersigned hereby acknowledges receipt of the proxy statement dated April [--] 2025 of Special Opportunities Fund and revokes any proxy instruction previously submitted.

Signature(s) __________________________________ Dated: _______________